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                                                                    EXHIBIT 10.1



                                 March 22, 1999



AVANIR Pharmaceuticals, Inc.
9393 Towne Center Drive, Suite 200
San Diego, California 92121


Attention:  Gregory P. Hanson


               RE:    CLASS A COMMON STOCK INVESTMENT AGREEMENT


Dear Mr. Hanson:

        We refer to the Class A Common Stock Investment Agreement dated as of January 22, 1999 (the "Investment Agreement") by and among AVANIR Pharmaceuticals, Inc. (the "Company") and Promethean Investment Group, L.L.C. (the "Investor") relating to the investment by the Investor of up to $10,000,000 of the Company's Class A common stock, no par value per share. Contemporaneously with the execution and delivery of the Investment Agreement, the Company and the Investor executed a Registration Rights Agreement (the "Registration Rights Agreement") pursuant to which the Company agreed to provide certain registration rights under the 1933 Act, and the rules and regulations promulgated thereunder, and applicable state securities laws.

        The Company and the Investor have agreed to the following changes to the Investment Agreement:

        1. The first sentence of Section 1(c) is amended to read as follows:

           At least 10 days but not more than 20 days prior to the Company's delivery of a Put Notice to the Investor, the Company shall deliver written notice to the Investor (a "PRELIMINARY PUT NOTICE") stating that the Company may deliver a Put Notice to the Investor; provided, however, that, following a Purchase Period, the Company shall not deliver a Preliminary Put Notice on or prior to the date which is 5 Business Days after the last day of the Purchase Period.

        2. Section 1(e) is amended and restated in its entirety as follows:

           Limitation on Investor's Obligation to Purchase Shares. Notwithstanding anything to the contrary in this Agreement, in no event shall the Investor be required to purchase, and a Required Dollar Amount may not include, an amount, which when added to the sum of (i) the additional number of Shares which the Investor has the right to purchase with respect to such Required Dollar Amount (as set forth in the second sentence of Section 1(d)), (ii) all other Shares acquired by the Investor pursuant to this Agreement during the 61 days preceding the Put Notice Date with respect to which this determination of the permitted Required Dollar Amount is being made and (iii) the number of shares of Class A Common Stock acquired by any affiliate of the Investor pursuant to conversion of the Company's Series D Convertible Preferred Stock (the "PREFERRED STOCK") or exercise of the warrants issued pursuant to the Securities Purchase Agreement (as defined below) or otherwise during the 61 days preceding the Put Notice Date with respect to which this determination of the permitted Required Dollar Amount is being made, would exceed 4.99% of the number of shares of Class A Common Stock outstanding on the Put Notice Date for such Purchase Period, as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 ACT"). Each Put Notice shall include a representation of the Company as to the number of shares of Class A Common Stock outstanding on the related Put Notice Date as determined in accordance with Section 13(d) of the 1934 Act. In the event that the number of shares of Class A Common Stock outstanding as determined in accordance with Section 13(d) of the 1934 Act is different on any date during a Purchase Period than on the Put Notice Date associated with such Purchase Period, then the



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Gregory P. Hanson
AVANIR Pharmaceuticals, Inc.
March 22, 1999
Page 4



           number of shares of Class A Common Stock outstanding on such date during such Purchase Period shall govern for purposes of determining whether the Investor, when aggregating all purchases of shares of Class A Common Stock by the Investor and its affiliates in the 61 days preceding such date, would have acquired more than 4.99% of the number of shares of Class A Common Stock outstanding during such period.

        3. Section 1(f) is amended and restated in its entirety as follows:

           Conditions to Investor's Obligation to Purchase Shares. Notwithstanding anything to the contrary in this Agreement, the Company shall not be entitled to deliver a Put Notice and require the Investor to purchase any Shares at a Closing (as defined in Section 1(h)) unless each of the following conditions are satisfied: (i) the Applicable Trading Price of the Class A Common Stock on the Business Day immediately preceding the Put Notice Date shall not be less than $1.00 (equitably adjusted for stock splits, stock dividends, combinations and similar transactions); (ii) a Registration Statement shall have been declared effective and shall remain effective and available for sale of all the Registrable Securities (as defined in the Registration Rights Agreement) at all times during the period beginning on the date of delivery of the related Preliminary Put Notice and ending on and including the related Closing Date (as defined in Section 1(h)); (iii) at all times during the period beginning on the date that the Company delivers the related Preliminary Put Notice and ending on and including the related Closing Date, the Class A Common Stock shall have been listed on The American Stock Exchange, Inc. or The New York Stock Exchange, Inc. or designated on the Nasdaq National Market (the "PRINCIPAL MARKET") and shall not have been suspended from trading thereon and the Company shall not have been notified of any pending or threatened (except as set forth in the letter to the Company dated February 8, 1999 from the Nasdaq Stock Market, Inc., provided that the Company has satisfied the requirements set forth in such letter) proceeding or other action to delist or suspend the Class A Common Stock; (iv) during the period beginning on the date of this Agreement and ending on and including the applicable Closing Date, there shall not have occurred a Major Transaction (as defined below) or the public announcement of a pending Major Transaction which has not been abandoned or terminated; (v) the Company has complied with its obligations and is otherwise not in breach of, or in default under, this Agreement, the Registration Rights Agreement, the Securities Purchase Agreement dated as of March 22, 1999 between the Company and the buyers named therein relating to the sale by the Company of the Preferred Stock and related warrants (the "SECURITIES PURCHASE AGREEMENT"), and the Certificate of Determination of the Company's Series D Convertible Preferred Stock; (vi) during the period beginning on the date of this Agreement and ending on and including the applicable Closing Date, there shall not have occurred a Triggering Event (as defined in the Securities Purchase Agreement); and (vii) if any shares of Preferred Stock are outstanding or if any Additional Preferred Shares (as defined in the Securities Purchase Agreement) are issuable pursuant to the Securities Purchase Agreement, then the Company shall have obtained the approval of its shareholders for the Company's issuance of (A) all of the Class A Common Stock as described in this Agreement and (B) all of the Securities (as defined in the Securities Purchase Agreement) as described in the Securities Purchase Agreement. If any of the conditions described in clauses (ii) through (vi) is not satisfied after an effective Put Notice is so delivered, and if any such condition described above is not satisfied at all times before the entire Required Dollar Amount of Class A Common Stock covered by such Put Notice shall have been purchased during the Purchase Period, then the Investor shall have no further obligation to purchase the balance of such Required Dollar Amount of Class A Common Stock during such Purchase Period; provided, however, that on any day during the balance of such Purchase Period upon which such conditions described in clauses (ii) through (vi) above are not satisfied, the Investor may, in its sole discretion, but shall not be required to, give the Company one or more Purchase Notices



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Gregory P. Hanson
AVANIR Pharmaceuticals, Inc.
March 22, 1999
Page 5



           (as defined in Section 1(h)) covering some or all of such balance of the Required Dollar Amount, as well as some or all of the additional amounts of Class A Common Stock which the Investor may elect to purchase during such Purchase Period pursuant to Section 1(d) above. The "APPLICABLE TRADING PRICE" with respect to the Class A Common Stock on any Business Day, shall mean the Weighted Average Price (as defined below) of the Class A Common Stock on such Business Day. "WEIGHTED AVERAGE PRICE" means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market (as reported by Bloomberg through its "Volume at Price" function) or, if the Principal Market is not the principal securities exchange or trading market for such security, the dollar volume-weighted average price of such security on the principal securities exchange or trading market where such security is listed or traded (as reported by Bloomberg through its "Volume at Price" function), or if the foregoing do not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Weighted Average Price cannot be calculated for such security on such date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Investor.

           For purposes of this Agreement, a "MAJOR TRANSACTION" shall be deemed to have occurred at the closing of any of the following events: (i) the consolidation, merger or other business combination of the Company with or into another person (other than pursuant to a migratory merger effected solely for the purposes of changing the jurisdiction of incorporation of the Company); (ii) the sale or transfer of all or substantially all of the Company's assets; or
           (iii) the consummation of a purchase, tender or exchange offer made to, and accepted by, the holders of more than 30% of the economic interest in, or the combined voting power of all classes of voting stock of, the Company.

        4. Section 1(l) is amended and restated in its entirety as follows:

           Overall Limit on Class A Common Stock Issuable. Notwithstanding anything contained herein to the contrary, the number of Shares issuable by the Company and purchasable by the Investor hereunder shall not exceed that number of shares of Class A Common Stock which the Company may issue hereunder without breaching the Company's obligations, if any, under the rules or regulations of the Nasdaq Stock Market or such exchange on which the stock is then traded (the "MAXIMUM COMMON STOCK ISSUANCE"), unless the issuance of Shares hereunder in excess of the Maximum Common Stock Issuance shall first be approved by the Company's shareholders in accordance with applicable law and the By-laws and Articles of Incorporation of the Company. Without limiting the generality of the foregoing, such shareholders' approval must duly authorize the issuance by the Company of shares of Class A Common Stock totaling 19.99% or more of the shares of Class A Common Stock outstanding on the date hereof. The parties understand and agree that the Company's failure to seek or obtain such shareholder approval shall in no way adversely affect the validity and due authorization of the issuance and sale of Shares hereunder or the Investor's obligation in accordance with the terms and conditions hereof to purchase a number of Shares in the aggregate up to the Maximum Common Stock Issuance limitation, and that such approval pertains only to the applicability of the Maximum Common Stock Issuance limitation provided in this Section 1(l).





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Gregory P. Hanson
AVANIR Pharmaceuticals, Inc.
March 22, 1999
Page 6



        5. Section 8(b) is amended and restated in its entirety as follows:

           Automatic Termination. This Agreement shall automatically terminate without any further action of either party hereto upon the earlier of
           (i) when the Investor has purchased an aggregate of $10,000,000 in the Class A Common Stock of the Company pursuant to this Agreement, apart from additional amounts which may be purchased pursuant to
           Section 1(d); provided that the representations, warranties and covenants contained in this Agreement insofar as applicable to the transactions consummated hereunder prior to such termination, shall survive the termination of this Agreement for the period of any applicable statute of limitations, (ii) on the date which is 24 months after the Effective Date or (iii) on the date which is 30 months after the date hereof.

           All representations, warranties and covenants shall survive the termination of this Agreement.

        6. Section 10(b)(i) is amended and restated in its entirety as follows:

           As an inducement to the Investor to enter into this Agreement, the Company shall deliver to the Investor on the date hereof an amount equal to $100,000 by wire transfer of immediately available funds. As a further inducement to the Investor to enter into this Agreement, the Company shall pay to the Investor the "SECOND INSTALLMENT," the definition of which will depend on whether or not the Registration Statement is filed with the SEC on or prior to August 15, 1999. If the Registration Statement is not filed on or prior to August 15, 1999, then the Second Installment shall mean that the Company shall deliver to the Investor an amount equal to $150,000 by wire transfer of immediately available funds within one Business Day of August 15, 1999. If the Registration Statement is filed on or prior to August 15, 1999, then the Second Installment shall mean (A) if the Registration Statement is declared effective by the SEC on or before the date which is 45 days after the date the Registration Statement is filed with the SEC, then within one Business Day of the date that the Registration Statement is declared effective by the SEC, the Company shall deliver to the Investor either (x) an amount equal to $150,000 by wire transfer of immediately available funds or (y) stock certificates representing the number of Shares (the "FIRST COMMITMENT SHARES") having an aggregate price (based on a price per First Commitment Share equal to 94% of the lowest Applicable Trading Price during the six consecutive trading days ending on and including the date the Registration Statement is declared effective) of $150,000, and (B) if the Registration Statement is not declared effective on or before the date which is 45 days after the date the Registration Statement is filed with the SEC, then (x) the Company, on the first Business Day after such 45th day, shall pay to the Investor an amount equal to $50,000 by wire transfer of immediately available funds and
           (y) on the earlier of the date on which the Registration Statement is declared effective by the SEC and the date which is 75 days after the date the Registration Statement is filed with the SEC, the Company, on the first Business Day after such date, shall deliver to the Investor either (i) an amount equal to $100,000 by wire transfer of immediately available funds or (ii) provided that the Registration Statement is declared effective by the SEC on or before the date which is 75 days after the date the Registration Statement is filed with the SEC, stock certificates representing the number of Shares (the "SECOND COMMITMENT SHARES" and, collectively with the First Commitment Shares, the "COMMITMENT SHARES") having an aggregate price (based on a price per Second Commitment Share equal to 94% of the lowest Applicable Trading Price during the six consecutive trading days ending on and including the date the Registration Statement is declared effective) of $100,000 (in any such case, and along with the amount described in the first sentence of this Section 10(b)(i), the "COMMITMENT FEE"). The Company shall notify the Investor of the Company's election to make the payments described in the immediately preceding sentence in cash or in Commitment Shares by delivering written notice to the Investor at least three Business Days prior to the date that such payment is due. Notwithstanding



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Gregory P. Hanson
AVANIR Pharmaceuticals, Inc.
March 22, 1999
Page 7



           anything herein to the contrary, the Company may pay the portion of the Commitment Fee described in the second sentence of this Section 10(b)(i) in Commitment Shares if, and only if, at the time of their delivery, such Commitment Shares are registered for public resale under the 1933 Act and state securities laws and listed or quoted on the Principal Market. If the Company fails to pay any portion of the Commitment Fee when due, then the Company shall pay to the Investor, on the first Business Day following the date such payment was due (in addition to and not in lieu of any remedy the Investor may have in law or in equity) an amount equal to 2% of the Commitment Fee, in cash by wire transfer, plus compounded annual interest of 18% on such portion of the Commitment Fee during the period, beginning on the Business Day after such portion of the Commitment Fee was due, during which such amount, or any portion thereof, is outstanding. In the event that the Company elects to pay any the portion of the Commitment Fee described in the second sentence of this Section 10(b)(i) in Commitment Shares, then to the extent possible the Company shall deliver such Commitment Shares through DTC.

        In addition, the Company and Promethean have agreed to the following change to the Registration Rights Agreement:

        1.     Section 2(a) is amended and restated in its entirety as follows:

           Mandatory Registration. The Company shall prepare, and, on or prior to August 15, 1999, file with the SEC a Registration Statement or Registration Statements (as is necessary) (provided, however, that in no event shall such Registration Statement be filed prior to the date which is 45 days after the date the Convertible Registration Statement (as defined below) is declared effective by the SEC) on Form S-3 (or, if such forms is unavailable for such a registration, on such other form as is available for such a registration, subject to the consent of the Holders holding a majority of the Registrable Securities, which consent shall not be unreasonably withheld), covering the resale of all of the Registrable Securities, which Registration Statement(s) shall state that, in accordance with Rule 416 promulgated under the 1933 Act, such Registration Statement(s) also covers such indeterminate number of additional shares of Class A Common Stock as may become issuable upon stock splits, stock dividends or similar transactions. Such Registration Statement shall initially register for resale 19.99% of the shares of Class A Common Stock outstanding (not including the 234,000 shares of common stock of the Company held by David H. Katz as to which there is a dispute as to their class) on the date the Registration Statement is filed with the SEC. The Company shall use its best efforts to have the Registration Statement(s) declared effective by the SEC as soon as practicable. The "CONVERTIBLE REGISTRATION STATEMENT" shall mean the Initial Registration Statement referred to in the registration rights agreement dated as of March 22, 1999 executed in connection with the Securities Purchase Agreement dated as of March 22, 1999 between the Company and the buyers named therein relating to the sale by the Company of shares of its Series D Convertible Preferred Stock, and related warrants.

        Section 3(a) is amended and restated in its entirety as follows:

           The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the sale by the Holders of the Registrable Securities on or prior to August 15, 1999; provided, however, that in no event shall such Registration Statement be filed prior to the date which is 45 days after the date the Convertible Registration Statement is declared effective by the SEC; and use its best efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as practicable after the date hereof for the registration of Registrable Securities pursuant to Section 2(a), and keep such Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Holders may sell all of the Registrable Securities without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto) or (ii) the date on which
           (A) the Holders shall have sold all



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Gregory P. Hanson
AVANIR Pharmaceuticals, Inc.
March 22, 1999
Page 8



           the Registrable Securities and (B) the Investor has no right to acquire any additional shares of Class A Common Stock under the Investment Agreement (the "REGISTRATION PERIOD"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

        Except as modified above, the Investment Agreement and the Registration Rights Agreement remain in full force and effect in accordance with their terms.

        The Company agrees that, on or before the first (1st) Business Day after the Initial Closing Date (as defined in the Securities Purchase Agreement, dated March 22, 1999, among the Company and the Buyers named therein relating to the Company's Series D Convertible Preferred Stock), the Company shall publicly disclose the terms of this letter agreement by filing a Current Report on Form 8-K, which Current Report on Form 8-K shall include a description of the material terms of this letter agreement and shall include as an exhibit a copy of this letter agreement.

        This letter agreement is effective March 22, 1999 and shall be binding upon the parties and their successors and assigns and may be amended or terminated only by a writing signed by all the parties hereto.



                                   *   *   *


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        Please indicate your agreement to the above by signing in the space provided below and faxing a signed copy to each of the Buyers listed below.



PROMETHEAN INVESTMENT GROUP, L.L.C.:


By: \s\E. Kurt Kim
Name:   E. Kurt Kim
Title:  Authorized Signatory

                                          Accepted and agreed to this
                                          22nd day of March, 1999:

                                          AVANIR PHARMACEUTICALS, INC.


                                          By:  /s/ Gregory P. Hanson
                                              ----------------------------------
                                                   Gregory P. Hanson
                                                   Chief Financial Officer